UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			   Washington, D.C. 20549


				FORM 8-K

			     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2003

	   	     Specialized Leasing, Inc.
	(Exact name of Registrant as specified in charter)


	Nevada			333-49166	  33-0895699
____________________________	___________	________________
(State or other jurisdiction	(Commission	(I.R.S. Employer
     of incorporation)		File Number)	Identification)


101 Pantano Road Tucson, AZ 			85710
________________________________________      _________
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (520) 885-9207

		Address has not changed
 _____________________________________________________________
(Former name or former address, if changed, since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a)	On August 16, 2003, Sassoon Group, Inc., a Nevada corporation, acquired 39,000,000 newly issued shares of Specialized Leasing, Inc.'s common stock, pursuant to an Agreement of Exchange of Common Stock by and between Specialized Leasing, Inc. and Sassoon Group, Inc. Sasson Group, Inc. exchanged 2,000 shares of its common stock held by Gail Binder, Mark Binder, Ian Binder, and Barry Binder to Specialized Leasing, Inc. for the 39,000,000 common shares. The 2,000 shares of Sassoon Group, Inc. represents 100% of the issued and outstanding common stock of Sassoon Group, Inc. The 39,000,000 common shares represent 81.25% of the total issued and outstanding shares of Specialized Leasing, Inc. Further, pursuant to the Agreement of Exchange, Franklin Scivally has retired 12,000,000 shares of common stock of Specialized Leasing, Inc. that he previously held. As a result of this change in control, Sassoon Group, Inc.'s management team has assumed control of the Company. The Board of Directors has appointed Mark Binder (Chairman), Gail Binder, Harmon Seymour, Robert Sautter, Olga Savelov, and Richard Taulli as Directors. Further, the Board has appointed the following officers: Gail Binder, Chief Executive Officer; Robert Sautter, President; Harmon Seymour, Chief Operating Officer; Olga Savelov, Treasurer and Chief Financial Officer; and Richard Taulli, Secretary. Directors Franklin Scivally and Jason Rite resigned as Officers and Directors of the Company on August 18, 2003. Linda Nonu resigned as a Director as of August 15, 2003. Pursuant to the Agreement of Exchange of Common Stock by and between Specialized Leasing, Inc. and Sassoon Group, Inc., the following individuals from Sassoon Group, Inc. are now holding the following beneficially owned, voting securities of Specialized Leasing, Inc.

(i)	Gail Binder:	24,330,000 shares;	50.68%
(ii)	Mark Binder:	13,320,000 shares;	27.75%
(iii)	Ian Binder:	   675,000 shares;	 1.41%
(iv)	Barry Binder:	   675,000 shares;	 1.41%


(b)	There are no arrangements known to the registrant, which would result in a change in control of the registrant at any subsequent date.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

	(a) On August 15, 2003, the Board of Directors of Specialized Leasing, Inc. approved an Agreement of Exchange of Common Stock with Sasson Group, Inc., a Nevada corporation. The Board of Directors of Sasson Group, Inc. approved the Agreement of Exchange of Common Stock on the same day. The acquisition was consummated on August 16, 2003. As a result of this Agreement, Specialized Leasing, Inc. has acquired 100% of the issued and outstanding common stock of Sassoon Group, Inc., in exchange for 39,000,000 shares of common stock of Specialized Leasing, Inc. The shares of Sassoon Group, Inc. were held by Gail Binder, Mark Binder, Ian Binder, and Barry Binder (collectively, the Binders). The property acquired by Specialized Leasing, Inc. consists of cash, accounts receivables, trademarks, furniture, fixtures and sellable goods. Prior to the consummation of the Agreement, there were no material relationships between the Binders and Specialized Leasing, Inc., its affiliates, officers, directors, or associates of its officers or directors.

	(b) The assets acquired by the registrant do not include plant or other physical property. The equipment acquired consists of equipment used for business and retail electronic interface programs. The registrant intends to continue to use the equipment acquired to continue its electronic interface with retailers.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

	   Not Applicable


ITEM 4.  CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANT

	   Not Applicable


ITEM 5.  OTHER EVENTS

	   Not Applicable


ITEM 6.  RESIGNATIONS OF REGISTRANTS DIRECTORS

	   Not Applicable

ITEM 7.  FINANCIAL STATEMENTS

	   Not Applicable


ITEM 8.  CHANGE IN FISCAL YEAR

	   Not Applicable


ITEM 9.  REGULATION FD DISCLOSURE

	   Not Applicable


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2003

Specialized Leasing, Inc.

By:/s/Robert Sautter
_________________________
Robert Sautter, President


In connection with the current report of Specialized Leasing, Inc. (the "Company") on Form 8-K for August 29, 2003, as filed with the Securities and Exchange Commission on the date hereof, Robert Sautter certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.	The report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly represents,
in all material respects, the condition and results of the Company.


Dated:	August 29, 2003		By:/s/Robert Sautter
				_________________________
				Robert Sautter, President


Dated:	August 29, 2003		By:/s/Richard A. Taulli
				_________________________
				Richard A. Taulli, Secretary



EXHIBIT 1.1
AGREEMENT OF EXCHANGE OF COMMON STOCK

AGREEMENT OF EXCHANGE
THIS AGREEMENT OF EXCHANGE is made and entered into on the 11th day of August, 2003, by and among SPECIALZED LEASING INC., a Nevada corporation which the parties hereto anticipate will have changed its name to Sassoon Group, Inc. by the time this agreement becomes effective, but which for the purposes of clarity will hereinafter continue to be referred to as "SPECIALIZED"); SASSOON GROUP INC. (a Nevada corporation, hereinafter referred to as "SASSOON"); the undersigned shareholders of SASSOON (hereinafter referred to jointly and severally as "SHAREHOLDERS"). WITNESSETH:

WHEREAS SASSOON is a privately held corporation owned by SHAREHOLDERS (who collectively own 100% of the authorized and issued shares of SASSOON); and,

WHEREAS SASSOON has heretofore expended substantial effort and money in its development to the point that the company now designs, manufactures, imports, sells and markets branded and non-branded apparel. The Company has a showroom in New York, a distribution center in Pennsylvania and a distribution center in Las Vegas, within a Foreign Trade Zone. The Company designs, sources, and markets a brand of high-quality apparel under the SASSOON, MATCH II, OUTDOOR LIFE and HOME TURF labels; and

WHEREAS SHAREHOLDERS believe that utilization of a publicly held corporation will facilitate raising additional capital; and,

WHEREAS SPECIALIZED is a publicly held corporation; i.e., most of its current shareholders are entitled to avail themselves of the exemption from the registration requirements of Section 5 of the Securities Act of 1933 afforded by Section 4 (1) of the Act (for transactions by persons other than issuers, underwriters or dealers); and,

WHEREAS SHAREHOLDERS desire to exchange their shares of SASSOON for shares of SPECIALIZED and SPECIALIZED desires to acquire SASSOON as a subsidiary, all on the terms provided herein.

NOW, THEREFORE, in consideration of the premises aforesaid, the shares to be exchanged pursuant hereto, and of the mutual agreements herein contained, receipt and the sufficiency of which consideration all the parties hereto acknowledge, the parties hereto hereby represent and warrant, further acknowledge, and agree as follows:

WARRANTIES OF SPECIALIZED

SPECIALIZED hereby represents and warrants that:
1.01: The premises set forth above are true.


1:02: SPECIALIZED is duly organized, validly existing and in good standing under the laws of the State of Nevada, and it is entitled to own properties and to conduct business therein. No representation is made that SPECIALIZED is qualified to do business in any other jurisdiction.

1:03:(a) SPECIALIZED'S entire authorized capital stock consists of 100,000,000 shares of $.001 par value common stock of which 20,997,650 shares are issued (SPECIALIZED will issue an additional 39,000,000 shares by reason of this agreement becoming effective).

(b) There are no outstanding options, warrants, or rights of any kind to purchase from or sell to SPECIALIZED, or to cause it to issue, any shares of its capital stock.

1:04: SPECIALIZED has at present approximately 129 shareholders of record, but makes no representation or warranty in respect of the beneficial owners of, or the nature of any market for, its issued shares.

1.05: SPECIALIZED does not own or control any capital stock of any other corporation, excepting its wholly owned subsidiary, Specialized Holdings, Inc., which was created for the purpose of the spin-off of Specialized Leasing, Inc.'s leasing business.

1:06: There has been no material adverse change in SPECIALIZED'S financial condition as reflected by the audited financial statements as of its 10Q filing for the period ending June 30, 2003, which statements fairly represent in all material respects the financial condition of SPECIALIZED as at the date indicated.

1:07: All tax returns of SPECIALIZED which are due to be filed have been filed, and all taxes or other amounts for which SPECIALIZED is liable in connection therewith will have been paid (SPECIALIZED'S present officers are not aware and do not believe that it has ever filed any federal tax returns, on the premise that it has not been required to do so). SPECIALIZED has no knowledge of any un-assessed tax deficiencies proposed or threatened against it.

1:08: Consummation of the transactions contemplated by this agreement will not result in the breach of any term or provision of the governing instruments of SPECIALIZED.

1.09: There are no actions or proceedings pending by or against SPECIALIZED, and it is not a party to any material agreements.

1.10: The shares of SPECIALIZED to be issued pursuant hereto will be, when issued as provided herein, validly issued, fully paid and non-assessable.

1.11: SPECIALIZED is at present required to file reports under the Securities Exchange Act of 1934, and all filings are current.


1.12: SPECIALIZED makes no other or further representation or warranty beyond those contained herein.

WARRANTIES OF SHAREHOLDERS AND SASSOON

SHAREHOLDERS and SASSOON hereby jointly and severally represent and warrant that:

2.01: The premises set forth above which pertain to SHAREHOLDERS and SASSOON are true.

2.02: SASSOON is duly organized and validly existing corporation and it is in good standing under the laws of the State of Nevada and entitled to own properties and to conduct business therein. SASSOON is qualified to do business in every jurisdiction in which it conducts business.

2.03: SASSOON's entire authorized capital consists of 2,000 shares of no par value common stock all of which have been issued to the SHAREHOLDERS as fully paid shares as set forth in Schedule "A" hereto; there are no outstanding options, warrants, or rights of any kind to purchase from or sell to SASSOON, or to cause it to issue, any additional shares of its capital stock except for those required for the conversion of the notes referred to in paragraph 6.01 hereof below. Only the 4 persons specified in Schedule "A" above have any right, title or interest in or to any shares of SASSOON.

2.04: SASSOON does not own or control any capital stock of any other corporation.

2.05: There has been no material adverse change in SASSOON's financial condition from that reflected in its financial statements dated December 31, 2002 (attached hereto as Exhibit
"B") which statements fairly represent, in all material respects, SASSOON's financial condition as at the date indicated.

2.06: All tax returns of SASSOON which are due to be filed, have been filed, and all taxes or other amounts for which SASSOON is liable in connection therewith will have been paid. Neither SASSOON nor SHAREHOLDERS have any knowledge of any un-assessed tax deficiencies proposed or threatened against SASSOON.

2.07: Consummation of the transactions contemplated by this agreement will not result in the breach of any term or provision of the governing instruments of SASSOON, as amended, nor any material agreements to which SASSOON is a party.

2:08: There are no actions or proceedings pending by or against SASSOON.
2.09: The shares of SASSOON to be exchanged to SPECIALIZED pursuant hereto are all validly issued and outstanding, fully paid and non-assessable.

2.10: No SHAREHOLDER has any equity interest in, or right to participate in the income of, any business or entity with which SASSOON does business, nor any business or entity with which SHAREHOLDERS contemplate SASSOON will hereafter do business.

2.11: SHAREHOLDERS make no other further representation or warranty beyond those contained herein.

EXCHANGE OF SHARES

3.01: In consideration of the SPECIALIZED shares specified as to each SHAREHOLDER in Schedule "A" hereto, SHAREHOLDERS each hereby sell, transfer and assign to SPECIALIZED all of their respective right, title and interest in and to the number of SASSOON shares designated in respect of each SHAREHOLDER in Schedule "A"; said transfer shall be accomplished by each SHAREHOLDER completing an assignment separate from the certificate(s) representing the shares in question so as to assign the shares of SPECIALIZED, and by each SHAREHOLDER then delivering his and/or its certificate, assignment and a counterpart of this agreement executed by said SHAREHOLDER to SPECIALIZED'S transfer agent, American Registrar & Transfer Company, ("ARTCO"), at 342 East 900 South, Salt Lake City, UT 84111, U.S.A., and then by this agreement becoming effective as provided for in paragraph 4.01 hereof.

3.02: In exchange for the SASSOON shares to be exchanged to it pursuant to paragraph 3.01 above, SPECIALIZED will issue and deliver a certificate registered in each of the SHAREHOLDER'S names to represent the number of shares of SPECIALIZED'S common stock specified as to each SHAREHOLDER in Schedule "A" hereto (a total of 39,000,000 shares) to ARTCO. ARTCO promises and agrees that it will hold all of said certificates in trust until such time as the right to rescind this agreement hereinafter provided for has expired. In the event this Agreement is rescinded, then ARTCO shall immediately cancel all SPECIALIZED certificates issued to shareholders; in the event the right of rescission expires unexercised, or is waived in writing by SPECIALIZED current President, then ARTCO shall deliver the said SPECIALIZED certificates to shareholders (via first class mail).

3.03: In consideration of services provided by ARTCO referred to in the preceding paragraph, promptly after this Agreement becomes effective SPECIALIZED (which will then have changed its name to
Sassoon Group, Inc.) hereby agrees to pay ARTCO a fee of
$2,250.00

EFFECTIVENESS

4.01: The parties contemplate that this agreement of Exchange will become effective by each of them delivering a counterpart hereof which they have executed to ARTCO (as to the SHAREHOLDERS accompanied by the certificates and assignments referred to in paragraph 3.01 above).

4.02: Provided this agreement becomes effective, execution of it by SPECIALIZED shall constitute authorization and instruction by it to ARTCO to issue the certificates registered in the name(s) of the SHAREHOLDERS as provided for in paragraph 3.02 above, and to thereafter hold and dispose of said certificates strictly as provided in that paragraph.

4.03: At such time as it is in receipt of counterparts hereof which have been executed in the original by all of the parties hereto, and all of the certificates and assignments pertaining to the SHAREHOLDERS specified in paragraph 3.01 above, then, provided upon joint written instructions from SPECIALIZED and SASSOON, ARTCO promises and agrees that it will execute Exhibit "A" attached hereto and deliver copies thereof as executed by it to: SPECIALIZED via fax no. (208) 275-3574, and SASSOON (for itself all of the SDHAREHOLDERS) VIA FAX at (702) 243-2686.

4.04: This agreement shall be deemed to have become and thereafter be effective at such time (hereinafter referred to as the "Effective Date") as ARTCO has delivered all copies of Exhibit "A" executed by it as provided in paragraph 4.03 above, provided, however, that the parties shall thereafter circulate counterparts hereof for manual execution by other parties sufficient so that SPECIALIZED, SASSOON and ARTCO may each retain a counterpart hereof which has been manually executed by all parties.

4.05: If this agreement has not become effective by 3:30 p.m. PDT on August 15, 2003, then this Agreement of Exchange, and all of the terms and provisions herein contained, shall automatically (without any requirement of notice) be and thereafter remain void and of no further force nor effective, excepting only that ARTCO agrees to return (at SPECIALIZED'S expense) all SASSOON certificates and related documents previously delivered to it (ARTCO) to SASSOON.

ACKNOWLEDGEMENTS CONCERNING SHARES TO BE EXCHANGED

5.01: Each of the parties hereto acknowledge that the shares which they will acquire pursuant to the exchange provided for hereby are "restricted" securities, which is to say that such shares will have been acquired from their respective issuers in transactions not involving any public offering. Accordingly, neither the shares nor transaction(s) in question have been registered under either the Securities Act of 1933 (the "Act") nor the securities laws of any state, but said shares will be issued in reliance on the exemption from the registration requirements of Section 5 of the Act provided by Section 4 (2) thereof (for transactions not involving any public offering), and from any American or state registration requirement by applicable takeover exemptions.

5.02: (a) SHAREHOLDERS acknowledge that they have each received and reviewed SPECIALIZED'S audited financial statements as of March 31, 2003, and been afforded such access to other books and records of SPECIALIZED, and the opportunity to ask such questions regarding SPECIALIZED (to which they received satisfactory answers), as they have deemed necessary and appropriate.
(b) SPECIALIZED acknowledges that it has heretofore been furnished with a copy of financial statements of SASSOON as of December 31, 2002 contained in its current business summary.

5.03: Each of the parties hereto represents that the shares being acquired by them are being purchased for their own respective accounts, for purposes of investment, and not with the purpose or intent of making any public distribution of said shares.

5.04: Each of the parties hereto acknowledges and consents that all certificates representing any of the shares to exchanged pursuant hereto will be imprinted with the standard form restrictive legend utilized by SPECIALIZED'S transfer agent (ARTCO) and which legend is to the effect that the shares are not registered under the Securities Act of 1933, and cannot be sold, hypothecated or transferred without such registration unless an appropriate exemption from registration is available as evidenced by an opinion of counsel satisfactory to SPECIALIZED and ARTCO). The parties further acknowledge their familiarity with the fact, content and legal effect of the provisions of Rule 144 promulgated by the Securities and Exchange Commission, which generally governs offers, resale, or delivery after sale of restricted securities in the United Sates, or by and through the means of instrumentalities of United Sates commerce or its mails.

5.05: The parties hereto hereby consent to placement of "stop transfer" instructions on SPECIALIZED'S transfer records as to all of the shares to be issued hereunder, sufficient in the ARTCO'S sole judgment to ensure compliance with the restrictive legend to be imprinted on the certificates in question.

5.06: The parties hereto hereby acknowledges that they have consulted, to the extent that each has deemed it necessary or prudent to do so, with their own attorneys and advisors in respect of the legal effect and tax consequences to them of entering into this agreement, and that in entering into this agreement they are not relying on the advice or any representation (excepting only such as may be specifically set forth herein) of any other party (or any representative of a party) hereto.

ADDITIONAL ACKNOWLEDGEMENTS AND AGREEMENTS

6.01: Franklin Scivally will deliver 12,000,000 shares of Specialized Leasing, Inc. common stock to ARTCO with instructions to cancel those shares and return them to SPECIALIZED'S treasury upon the effective date.

6.02: SASSOON'S management will immediately be appointed to SPECIALIZED'S board of directors, elect officers and assume control of SPECIALIZED and will:
A. Instruct their attorney to immediately file a 14-A proxy statement and notify the shareholders of SPECIALIZED of a special shareholders meeting to be held for the following purposes:
1. To amend the Articles of Incorporation thereby changing the name of the corporation to "Sassoon
Group, Inc."
2. Authorize Employee Incentive program to provide for future issuance of S-8 stock.
B. Assume responsibility for all required SEC filings for SPECIALIZED beginning from the June 30, 2003 10-Q filing, forward. Including an 8K filing in connection with this Agreement as well as a filing due in connection with the issuance of 550,000 shares of S-8 stock issued to Robert T.
Yarbray on July 9, 2003.
C. Agrees to take NO action to issue additional shares
(other than S-8 shares) until the effective date.


6.03: Shareholders will exercise the control which they will have after this Agreement becomes effective to cause an audit of SPECIALIZED/SASSOON which meets the requirements for 34 Act filings to be completed no later the October 15, 2003. If said audited statements reflect any material adverse changes in assets, equity or income from the statements attached in Exhibit "B", the shareholders record as of the close of business on August 15, 2003 (including Scivally's 12,000,000 shares) shall have a right to rescind this Agreement.

6.04: SASSOON/SPECIALIZED must retain American Registrar and
Transfer Company as its Transfer Agent for a period of at least one year after the effective date.

6.05 The triggering date shall be the date upon which all the provisions and conditions of this Agreement are met.

MISCELLANEOUS

7.01: The validity, interpretation of terms and performances of this agreement shall be governed by and construed under the laws of the State of Nevada.

7.02: The representatives and warranties made herein shall survive after the Effective Date.

7.03: All parties agree to pay such attorneys fees as may be awarded by reason of a breach or default hereunder by a court of competent jurisdiction.

7.04: All monetary figures stated in this agreement are in United
States dollars, except where otherwise noted.

IN WITNESS WHEREOF, the parties hereto hereby execute this Agreement of Exchange with the purpose and intent of making it effective as of the date first written above:

SASSOON GROUP, INC.

By:  Gail Binder 		Witness: Thomas J. Raack
Its: CEO

SHAREHOLDERS

Name:    Mark Binder		Name:    Barry Binder
Address: 7409 Oak Grove Ave.	Address: 7409 Oak Grove Ave.
	 Las Vegas, NV 89117		 Las Vegas, V 89117

Name:    Gail Binder		Name:    Ian Binder
Address: 7409 Oak Grove Ave.	Address: 7409 Oak Grove Ave.
	 Las Vegas, NV 89117		 Las Vegas, V 89117

SPECIALIZED LEASING. INC.

Per: Franklin Scivally		Witness: Robert T. Yarbray
Franklin Scivally
President

SCHEDULE "A"

Shareholders are as follows:

Mark Binder 981     	Gail Binder 919
Barry Binder 50		Ian Binder 50




EXHIBIT 1.2

RESIGNATION OF OFFICER AND DIRECTOR

I, FRANKLIN SCIVALLY, hereby resign as an Officer and Director of Specialized Leasing, Inc. as of August 18, 2003.

Date:	August 18, 2003

By:/s/Franklin Scivally
_________________________
Franklin Scivally


EXHIBIT 1.3
RESIGNATION OF OFFICER AND DIRECTOR

I, Jason Rite, hereby resign as an Officer and Director of Specialized Leasing, Inc. as of August 18, 2003.

Date:	August 18, 2003

By:/s/Jason Rite
_________________________
Jason Rite


EXHIBIT 1.4
RESIGNATION OF DIRECTOR

I, Linda Nonu, hereby resign as a Director of Specialized Leasing, Inc. as of August 15, 2003.

Date:	August 15, 2003

By:/s/Linda Nonu
_________________________
Linda Nonu